Exhibit 10.6- Form of Lockup Agreement

LOCKUP AGREEMENT

This AGREEMENT (the “Agreement”) is made as of the 26th day of November, 2010 by [insert name of officer/director/5% beneficial holder] (the “Holder”), with an address at [insert address], facsimile [insert fax no.], in connection with ownership of shares of common stock, par value $.001 per share (the “Common Stock”), of Medlink International, Inc., a Delaware corporation (the “Company”).

Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Subscription Agreement, dated of even date herewith (the “Subscription Agreement”), by and among the Company and the subscribers who are signatories thereto (each, a “Subscriber” and together, the “Subscribers”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Holder, intending to be legally bound, agrees as follows:

1.           Background.

a.           Holder is a director, officer and/or the beneficial owner of the amount of shares of Common Stock of the Company set forth on the signature page hereto.

b.           Holder acknowledges that the Company has entered into, or will enter into, at or around the date hereof, the Subscription Agreement, pursuant to which the Company shall issue 10% Senior Secured Convertible Debentures (the “Notes”) and Series A1 and Series A2 warrants (the “Offering”).  Holder understands that, as a condition to going forward with the Offering, Holder and the other officers, directors and beneficial owners of five percent (5%) or more (each a “Beneficial Owner”) of the Company’s Common Stock as identified in Schedule 9(u) of the Subscription Agreement (collectively, the “Insiders”) are required to be prohibited from selling any of their shares of the Company’s Common Stock or options or warrants, (i) from the date of the Subscription Agreement until the date of the repayment or conversion of the Note in full or (ii) if Holder is an officer of the Company and not a director or Beneficial Owner, then until such Holder is no longer employed and has not been employed by the Company or any of the Company’s Subsidiaries for the preceding three months (as applicable, (i) and (ii) above is hereinafter referred to as the “Restricted Period”); provided, however, that any such restriction pursuant to this subsection shall not prevent any terminated employee from exercising any stock options issued to such employee under a Company approved stock option plan.

2.           Sale Restriction.
a.           Holder hereby agrees that during the Restricted Period, Holder shall not sell, offer, contract to sell, convey, assign or otherwise transfer (“Transfer”) any shares of Common Stock directly or indirectly (i) held by Holder as of the date hereof or (ii) acquired by Holder during the Restricted Period. In addition, Holder shall not Transfer, grant any option to purchase, grant any rights with respect to, or otherwise dispose, any options, warrants or other rights to purchase shares of Common Stock of the Company upon conversion or exercise of such security, or any other security of the Company (collectively, the “Securities”), which Holder owns or has a right to acquire as of the date hereof through the Restricted Period, other than in connection with an offer made to all shareholders of the Company in connection with a merger or acquisition in which the Company is not the surviving entity.  Holder further agrees that the Company is authorized to, and the Company agrees to place “stop orders,” on its books and records to prevent any transfer of shares of Common Stock or other securities of the Company held by Holder in violation of this Agreement.   If reasonably requested, each certificate will contain the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE DESIGNATED AS RESTRICTED PURSUANT TO THE TERMS OF, AND ARE SUBJECT TO THE PROVISIONS OF, A LOCK-UP AGREEMENT DATED NOVEMBER 24, 2010, AS MAY BE AMENDED FROM TIME TO  TIME, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT AS  THEREIN PROVIDED. THE COMPANY WILL FURNISH A COPY OF SUCH AGREEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

b.           Any subsequent issuance to and/or acquisition by Holder of any of the Securities shall be subject to the provisions of this Agreement.

c.           Notwithstanding the foregoing restrictions on transfer, the Holder may, at any time and from time to time during the Restricted Period, Transfer the Common Stock (i) as bona fide gifts or transfers by will or intestacy, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the Holder, provided that any such Transfer shall not involve a disposition for value and (iii) to a partnership which is the general partner of a partnership of which the Holder is a general partner, provided that, for each Transfer pursuant to clauses (i), (ii) or (iii) of the paragraph (c), each transferee agrees in writing to be bound by the terms and conditions contained herein in the same manner as such terms and conditions apply to the undersigned. For purposes hereof, “immediate family” means any relationship by blood, marriage or adoption, not more remote than first cousin.

3.           Miscellaneous.

a.           At any time, and from time to time, after the signing of this Agreement, Holder shall execute such additional instruments and take such actions as may be reasonably requested by a majority in interest of the Subscribers to carry out the intent and purposes of this Agreement and the Subscription Agreement.

b.           This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws thereof.  Any action brought by a party hereto against the other concerning the transactions contemplated by this Agreement shall be brought only in the federal and state courts of New York County, New York.  Each of the parties hereto hereby irrevocably waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based on forum non conveniens. The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury.  The prevailing party shall be entitled to recover from the other party its reasonable attorneys’ fees and costs.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under the Subscription Agreement, and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Notices hereunder shall be given in the same manner as set forth in the Subscription Agreement.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

c.           In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Agreement.

d.           The restrictions on transfer described in this Agreement are in addition to and cumulative with any other restrictions on transfer otherwise agreed to by the Holder or to which the Holder is subject to by applicable law.

e.           This Agreement shall be binding upon Holder and its legal representatives, heirs, executors and successors and assigns, as applicable.

f. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement.  A faxed or electronic copy of this Agreement shall be deemed an original.

g. Holder acknowledges that this Agreement is being entered into for the benefit of the Subscribers and may be enforced by one or more Subscribers, and may not be amended without the consent of a majority in interest of the Subscribers, which may be withheld for any reason.

[Signature page follows]

IN WITNESS WHEREOF, and intending to be legally bound hereby, Holder has executed this Agreement as of the day and year first above written.

HOLDER:

________________________________
(Signature of Holder)

______________________
(Print Name of Holder)

                                                      _________________________
Number of Shares of Common Stock
Beneficially Owned

COMPANY:

MEDLINK INTERNATIONAL, INC.

By: _____________________________
Name:
Title: